SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                         AUGUST 2, 2000 (AUGUST 2, 2000)

                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 UTAH             0-18160            87-046822

   (STATE OF OTHER JURISDICTION  (COMMISSION        (IRS EMPLOYER
           OF INCORPORATION)     FILE NUMBER)     IDENTIFICATION NO.)


                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


                                                                        Page No.
                                                                        --------

Item  5.     Other  Events                                                3

Item  7.     Exhibits                                                     4

Signature                                                                 5

ITEM  5


OTHER  EVENTS

On July 25, 2000, Registrant announced the engagement of Rabobank to perform a variety of investment banking services to explore strategic alternatives for the Company, including possible debt or equity financings, recapitalization, reorganization, joint venture, merger, sale, purchase, strategic alliance, etc.

A  copy  of  the  press  release  is  attached  hereto  as  an  Exhibit.


ITEM  7

EXHIBITS

10.28 Press Release

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMNI  NUTRACEUTICALS,  INC.


Date:  July__,  2000                   By:  /s/Klee  Irwin
                                          ----------------
                                          Klee  Irwin
                                          President and Chief Executive Officer